U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K


                                  CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 9, 2003


                          VENTURENET CAPITAL GROUP, INC.
              (Exact name of registrant as specified in its charter)


                                     Delaware
             (State or jurisdiction of incorporation or organization)


                                      33-21481
                              (Commission File Number)


                                     76-0246940
                   (I.R.S. Employer Identification Number)


        27349 Jefferson Avenue, Suite 200, Temecula, California       92590
           (Address of principal executive offices)                (Zip Code)


                  Registrant's telephone number:  (909) 296-9945


           (Former name or former address, if changed since last report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On January 9, 2002, the Registrant entered into an acquisition agreement with KAWA Beverages Manufacturing and Distributing Co. Under the terms of this agreement, this company agreed to the Registrant a 75% interest in KAWA Beverages in exchange for 3.5% of the current issued and outstanding shares of the Registrant, which equals 1,820,000 restricted shares. This amount will not increase when VNTN authorizes or issues additional shares.
In addition, the Registrant agreed to raise within 90 days sufficient working capital to buy manufacturing and packaging equipments from Morpak Systems Technology and secure the advertising of the beverage line.

     Under this agreement, the Registrant appointed Ben Driss as President and COO of the acquired company. A salary plus bonus and expenses will be paid on a monthly basis. In the interim an out of pocket expenses in the amount of $2,500 have been paid monthly since November 2002 and will continue until the funding has been completed.

     (b) On January 9, 2002, the Registrant entered into an acquisition agreement with Morpak Systems Technology. Under the terms of this agreement, this company agreed to the Registrant a 70% interest in KAWA Beverages in exchange for 3.5% of the current issued and outstanding shares of the Registrant, which equals 1,820,000 restricted shares. This amount will not increase when VNTN authorizes or issues additional shares. In addition, the Registrant agreed to raise a sufficient working capital to support Morpak's infrastructure such as extrusion and lamination, injection molding and hardware, and fill and seal packagers.

     Under this agreement, the Registrant appointed Ben Driss as President and COO of the acquired company. A salary plus bonus and expenses will be paid on a monthly basis.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

     The Registrant has determined that these acquisitions must comply with Rule 3.05(b)(1)(iii) of Regulation S-X, and therefore financial statements will be furnished. It is impracticable to provide the required financial statements for this acquired business at the time this Form 8-K is filed; these will be filed as an amendment to this filing not later than 60 days after the filing of this report. Pro forma financial information will also be furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           VentureNet Capital Group, Inc.



Dated: January 29, 2003                    By: /s/ Michael N. Brette
                                           Michael N. Brette, President

                                  EXHIBIT INDEX

Number                             Exhibit Description

2.1     Agreement between the Registrant and KAWA Beverages
        Manufacturing and Distribution Co., dated January 9, 2003
        (see below).

2.2     Agreement between the Registrant and Morpak Systems
        Technology, dated January 9, 2003 (see below).